SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 1999


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
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             (Exact name of registrant as specified in its charter)


           Connecticut                    001-13211            06-1289928
--------------------------------    ----------------------  ------------------
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


One Corporate Drive, Suite 400, Shelton, Connecticut              06484
----------------------------------------------------          -------------
       (Address of principal executive offices)                 (Zip Code)


                                 (203) 925-6800
               ---------------------------------------------------
                         (Registrant's telephone number)



         --------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Item 4. Change in Registrant's Certifying Accountant.

(a) Previous Independent Accountant

(i) On September 16, 1999 Information Management Associates, Inc. (the "Company") contacted representatives of Arthur Andersen LLP to inform them that their firm would no longer be engaged as the principal accountant to audit the Company's financial statements for the year ending December 31, 1999, and terminated the relationship effective September 16, 1999.

(ii) None of the reports of Arthur Andersen on the financial statements of the Company for either of the past two fiscal years contained an adverse opinion or a disclaimer or opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change accountants was recommended by the Company's management and approved by the Company's Audit Committee and the Company's Board of Directors.

(iv) During the Company's two most recent fiscal years and subsequent interim periods preceding the termination of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of disagreement in connection with its report except as follows: in the course of preparing the Company's Form 10-Q for the quarter ended September 30, 1998, the Company and Arthur Andersen engaged in a number of discussions regarding the appropriate amount of the bad debt reserve to be recorded for such period. Arthur Andersen recommended a higher reserve than the Company initially proposed. Based upon further consideration of the facts and Arthur Andersen's analysis and recommendation, management concurred that the final amount of the bad debt reserve to be recorded for the quarter should be in accordance with Arthur Andersen's recommendation.

(v) During the Company's most recent fiscal year, no "reportable events" (as described in Item 304(a)(1)(v) of regulation S-K) have occurred, except for Arthur Andersen's communication to the Company's Audit Committee in connection with its audit of the Company's financial statements for the fiscal year ended December 31, 1998 that the Company's accounting procedures reflected a material weakness relating to lack of enforcement of receivable obligations and inadequate accounting oversight in accounting for non-standard transactions. These matters were considered by Arthur Andersen during its audit and did not modify the opinion expressed by Arthur Andersen in its auditor's report dated March 3, 1999.

(vi) The Company requested that Arthur Andersen furnish a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements made by the Company in response to Item 304 of Regulation S-K. Arthur Andersen's letter is included as an Exhibit to this Form 8-K.

(b) New Independent Accountants

(i) The Company engaged PriceWaterhouseCoopers LLP as its new independent accountants effective as of September 23, 1999. During the most recent fiscal year and through September 22, 1999, the Company has not consulted with PriceWaterhouseCoopers concerning their financial statements, including the following items: an audit of the Company's financial statements as the principal accountant, an audit of a significant subsidiary as an independent accountant, the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or any matter which concerned a disagreement or "reportable event" with the previous independent accountants.



Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits


     (c) Exhibits.

         16.1 Letter of Arthur Andersen LLP, dated September 23, 1999, to the Securities and Exchange Commission.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INFORMATION MANAGEMENT ASSOCIATES, INC.
                                     (Registrant)


                                     /s/ John A. Piontkowski
                                     -----------------------------------------
                                    Chief Financial Officer
                                    (Principal Accounting Officer)



Date:  September 23, 1999